Exhibit 10.14

Certain confidential information contained in this exhibit have been omitted by means of redacting a portion of the text and replacing it with [***], pursuant to Regulation S-K Item 601(b)(10) of the Securities Act of 1933, as amended. Certain confidential information has been excluded from this exhibit because it is: (i) not material; and (ii) the registrant treats such information as private or confidential.

FOURTH AMENDMENT TO AMENDED, RESTATED, AND CONSOLIDATED LICENSE AGREEMENT

This Fourth Amendment (the “Fourth Amendment”) to the Amended, Restated and Consolidated License Agreement dated June 27th, 2012 between The University of North Carolina at Chapel Hill (“University”) and Novan, Inc. (“Licensee”), as amended by the First Amendment to Amended, Restated and Consolidated License Agreement dated November 30th, 2012 and further amended by the Second Amendment to Amended, Restated and Consolidated License Agreement dated April 12th, 2016 and further amended by the Third Amendment to Amended, Restated and Consolidated License Agreement dated November 1, 2018 (hereinafter referred to as the “Agreement”) is entered into as of November 26, 2018 (the “Fourth Amendment Effective Date”).

WHEREAS, the parties now wish to amend the Agreement in recognition to clarify procedures in the event of Licensee bankruptcy;

WHEREAS, the parties agree to be bound by the terms and conditions of the Agreement, as amended;

NOW THEREFORE, the parties agree as follows:

1. Section 7.3 is deleted in the entirety and replaced with the following:

“If LICENSEE becomes bankrupt, files a petition for or is the subject of a petition for bankruptcy, or is place in the hands of a receiver, assignee, or trustee for the benefit of creditors, whether by the voluntary act of LICENSEE or otherwise, then this LICENSE AGREEMENT may be terminated by UNIVERSITY upon written notice to LICENSEE within [***] of the occurrence of such events.”

2. Capitalized terms used herein have the same meaning as was given them in the Agreement.

3. Facsimile signatures and signatures transmitted via pdf shall be treated as original signatures.

4. Other than as amended herein, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this amendment to the Agreement, as indicated below.

THE UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL	LICENSEE

BY: /s/ Jacqueline Quay	BY: /s/ G. Kelly Martin
Jacqueline Quay	NAME: G. Kelly Martin
Director of Licensing and Innovation Support, OTC	TITLE: Chief Executive Officer
DATE: 11/27/2018	DATE: 11/26/2018